UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

June 6, 2012

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
On June 6, 2012, American Eagle Outfitters, Inc. (the "Company") held its annual meeting of stockholders in Pittsburgh, Pennsylvania (the "Annual Meeting").  As of April 11, 2012, the Company's record date, there were a total of 195,837,813 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 180,998,943 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following:

1. Election of three Class II directors to serve until the 2015 annual meeting of stockholders, or until their successors are duly elected and qualified;

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 2, 2013; and

3. An advisory vote on the compensation of the Company's named executive officers.

Votes regarding the election of the director nominees were as follows:

Name                                          For                          Against                     Abstain                    Broker Non-Votes

Janice E. Page                      123,716,822                34,592,286                 685,924                                  22,003,911
Noel J. Spiegel                     152,998,721                  5,313,975                 682,336                                  22,003,911
Gerald E. Wedren                123,349,518                34,957,326                 688,188                                  22,003,911

Based on the votes set forth above, the director nominees were duly elected.  The following persons continue to serve as Class I directors: Michael G. Jesselson, Roger S. Markfield and Jay L. Schottenstein. The following persons continue to serve as Class III directors: Robert L. Hanson, Thomas R. Ketteler and Cary D. McMillan.

Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 2, 2013 were as follows:

                                                   For                          Against                     Abstain                    Broker Non-Votes

                                                   178,600,820             1,700,307                      697,816                                       0

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 2, 2013 was duly ratified.

Votes regarding the advisory vote on the compensation of the Company's named executive officers were as follows:

                                                    For                          Against                     Abstain                    Broker Non-Votes

                                                   63,106,142             95,163,058                     725,832                             22,003,911

Based on the votes set forth above, the compensation of the Company's named executive officers was not approved.

ITEM 7.01. Regulation FD Disclosure

The information in this Item 7.01 of Form 8-K, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

A copy of management's prepared remarks for the Annual Meeting is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1*	Management's prepared remarks for the Company's Annual Meeting of Stockholders

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: June 7, 2012	By:	/s/ Cornelius Bulman, Jr.
Cornelius Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Management's prepared remarks for the Company's Annual Meeting of Stockholders

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.